UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 21, 2020

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Domino’s Pizza, Inc. (the “Company”) announced on September 21, 2020 that J. Kevin Vasconi, the Company’s Executive Vice President, Chief Information Officer, will retire from the Company effective on October 2, 2020. In connection with Mr. Vasconi’s retirement, the Company and Mr. Vasconi have entered into a separation agreement and general release (the “Agreement and Release”) under which Mr. Vasconi will receive a lump sum payment equal to a pro-rated portion of the annual performance cash incentive that would have otherwise been payable to him for fiscal year 2020 under the Domino’s Pizza Senior Executive Annual Incentive Plan (the “AIP”), which will be paid in 2021 if and when such annual performance cash incentive payments are paid to the Company’s then-current participants under the AIP. The Company will also pay COBRA premiums for coverage for Mr. Vasconi for 12 months following his date of retirement if Mr. Vasconi elects COBRA continuation coverage, which payment will cease if Mr. Vasconi becomes eligible for comparable coverage with a new employer at no cost. Mr. Vasconi’s retirement is being treated as a qualified retirement for purposes of all outstanding and unvested equity awards previously issued to him by the Company pursuant to the Domino’s Pizza, Inc. 2004 Equity Incentive Plan, as amended. In connection with Mr. Vasconi’s retirement from the Company, he has provided the Company with a customary release of claims in favor of the Company and its affiliates relating to his employment and separation from the Company and has agreed to certain additional covenants, including with respect to confidentiality and non-disparagement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: September 21, 2020	/s/ Kevin S. Morris
Kevin S. Morris Executive Vice President, General Counsel and Corporate Secretary